Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
NOTE 6. GOODWILL
The Company has goodwill of $6.1 million as a result of its acquisition of Lasting on November 1, 2020, an app-based
subscription for relationship and couple counseling. The Company operates as one reporting unit and the fair value of the reporting unit is estimated using quoted market prices in active markets of the Company’s stock. Goodwill of a reporting unit is required to be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s annual goodwill impairment test resulted in no impairment charges for the year ended December 31, 2021. No impairment test was performed for the year ended December 31, 2020 as the acquisition was completed in November 2020, as such no impairment charges were recognized for the year ended December 31, 2020.